As filed with the Securities and Exchange Commission on June 8, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeanine M. Bajczyk
Advisors Series Trust
615 East Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  March 31, 2009

Date of reporting period:  March 31, 2009

Item 1. Reports to Stockholders.

The Teberg Fund

ANNUAL REPORT For the Year Ended March 31, 2009

Dear fellow shareholder:

In life and investing, hindsight is crystal clear.

It now makes sense that the credit crisis we described as “a house of cards” in our September 30, 2007 shareholder report might eventually topple and bring the market down with it.

It’s also easy to look back at our last annual report to you on March 31, 2008 and see that the recession we said had been predicted by former Federal Reserve Chairman Alan Greenspan and others was on the horizon. The problem is that few of us knew that the effect of the credit crisis would be a tidal wave, not a ripple, and that the historic economic fallout would be unlike anything witnessed in most of our lifetimes.

In the end, the period we described in our first annual report in 2003 as “the second worst bear market in history” seems like the good old days when compared to the period from April 1, 2008 through March 31, 2009 this report covers.

The market in review . . .
There’s no doubt that the market was on everyone’s mind during this period.  It was the lead story on the national news and in newspapers across the country day after day.  On September 25, 2008, I was quoted in a front-page story about the market in the Duluth News Tribune under the huge banner headline “MELTDOWN.”  The market and the economy dominated the conversations of not only financial professionals but also of friends, relatives and neighbors.

While there were dramatic swings up in the market during this highly volatile period, they lost out to even more dramatic drops.  Here’s a timetable of some of those negative days and the events behind them that captured our attention as we watched the decline of the Dow, the most closely-watched index:

May 21
As oil prices surged, the Dow ended the day at 12,601 after a 227 drop.

June 6
The Dow dropped 395 points to 12,209, its biggest one-day loss in 15 months, after oil prices rose more than $11 a barrel and unemployment increased.

June 26
The Dow lost 358 points to close at 11,453, the lowest level since September 2006, on fears about oil prices and the financial, automotive and technology sectors.

July 9
The Dow recorded a 237-point drop and closed at 11,147 amid worries about Freddie Mac and Fannie Mae’s ability to raise capital.

September 15
The financial crisis worsened as Lehman Brothers filed bankruptcy in history, sending the Dow down 504 points to 10,918, its worst one-day drop since September 17, 2001, the day the market reopened after the 9/11 terrorist attacks.

September 17
Following a spike up in August, the Dow plunged 449 points to end the day at 10,609 as the government stepped in to rescue AIG, and fears increased about the stability of financial markets.

October 7
A 508-point drop brought the Dow to 9,447 for a 29% loss so far in 2008, its worst decline since 1937, as the credit crisis worsened and several major banks fell deeper into trouble.

October 9
For the first time since 2003, the Dow fell below 9,000 with a one-day drop of 679 points which brought it to 8,579.  General Motors dropped 31% to a 58-year low and Ford Motor Co. declined 22%.

October 15
After climbing up past 9,000, the Dow again slipped back, ending the day at 8,577 following a 733-point drop, the second-biggest point loss in its history, as talk of a recession escalated.

October 22
After a 413-point gain on October 20, the Dow dropped 514 points to close at 8,519, due in part to talk of a global recession.

November 5
The Dow gave up some of its previous gain that boosted it back above 9,000 and dropped 486, ending at 9,139 as employment reports revealed deeper job losses in October.

November 6
For the second consecutive day, the Dow tumbled and closed at 8,695 following a 443-point drop, to total a 929-point drop since Election Day.

November 12
The Dow’s 411-point drop totaled more than 660 points lost over the past three days and it closed at 8,282.

November 20
The Dow reached its lowest point since 2003 with a 445-point drop that brought it to 7,552, fueled in part by dismal labor and manufacturing numbers.

December 1
The National Bureau of Economic Research confirmed that the country was in a recession, and the Dow plunged 680 points to close at 8,149.  This was its fourth-largest one-day point decline ever.

February 10
After stabilizing somewhat in December and January, the Dow hit 7,889 after dropping 382 points as Wall Street reacted to President Obama’s $1 trillion bank bailout plan.

February 17
The Dow closed at a three-month low of 7,553 after dropping 298 points, with the market slipping even as President Obama signed into law the $787 billion economic stimulus bill.

February 23
The Dow sank even lower to 7,114 following a 251-point drop sparked by weak global markets, talk about the failing auto industry and uncertain bank bailout plans.

March 9
As investor confidence continued to lag, the Dow dropped 80 points and registered a new 12-year low of 6,547, its lowest level since April 15, 1997. In the end, we witnessed unprecedented changes in the economic landscape, including the following:

•	The Dow suffered one of its largest declines in history. The S&P 500 marked its lowest performance since 1937. The NASDAQ dropped to its lowest level since its inception in 1971.

•	Nationwide, housing prices dropped nearly 30% in 2008.

•
Investment banking giants Goldman Sachs and Morgan Stanley became commercial banks subject to greater regulation.  Bear Stearns, Lehman Brothers and Merrill Lynch are virtually gone, either bankrupt or absorbed by larger financial institutions.

•	Fannie Mae and Freddie Mac, holders of nearly half the U.S. mortgages, underwent radical changes and are now under the government microscope.

•	The first quarter of 2009 marked the sixth consecutive quarter that the U.S. equity market declined.

•	Evidence mounted that the weakest U.S. automakers may cease to exist.

•	Unemployment increased dramatically, many state and local governments faced huge deficits, and business activity continued to contract.

Just as many started to fear the worst, the market showed signs of life in March, most notably a 497-point rise on the 23rd which brought the Dow up to 7,775.  This was the biggest one-day gain since November 13, attributed in part to news of the Treasury’s plan to acquire billions in bad banking assets, a more positive report of existing home sales and increased hope that the economy may have stabilized.

Few are daring enough to say that the March rally marks the beginning of the end of our economic troubles, and there is heated debate about where the increased government involvement in business will lead.  There is concern that we have postponed the inevitable and that our added burden of debt signals future troubles for the country and the economy.  Whether short or long term, investors were relieved to hear positive news for a change.

How your Fund performed . . .
The Teberg Fund suffered the worst one-year drop in its seven-year history with a -27.14% return for the period.  As dismal and disappointing as this negative number is, it’s over 10% better than the -38.09% performance of the S&P 500, our benchmark.  The Dow and the NASDAQ were in similar territory with returns of -35.94% and -32.07% respectively.  Although a small step forward, the Fund managed to achieve a positive return in March which was a welcome relief.

What helped the Fund . . .
It’s obviously tough to look for positives in a market that spared very few individual stocks and in turn mutual funds.  Even international funds known to perform conversely to U.S. equities took a simultaneous beating.

For six months of the period, we maintained a considerable cash position which proved to be a safe harbor in the midst of the financial storm.  Interest rate cuts reduced the return on our cash during this time but it still proved to be a wise strategy.  Any number in the black during this period, regardless how small, was an achievement.

Our decision in December to sell several substantial positions in exchange-traded funds also helped control our losses because it reduced our exposure when the market hit a free-fall after the start of 2009.  At the time, we appeared to be selling some of these holdings at the bottom which we try hard to avoid, but the bottom got much lower in the months ahead.

Again this period as in the last, our fixed income holdings gained in value and helped stabilize the portfolio.  With the benefit of the hindsight mentioned earlier, we would have increased these positions and reduced our equity fund exposure, but instead we followed the strategy that seemed appropriate at the time.

What hurt our performance . . .
Deciding what had the greatest negative impact on the Fund is like asking someone who fell off a cliff and survived where it hurts.  Even in the best of times, we hesitate to name winners and losers among the funds we own. Instead we believe there’s a right and a wrong time to own nearly every fund and consider the timing of our buys and sells to be most critical.

Well-established, highly-successful funds saw their share prices drop just as drastically as newer, mediocre funds because there was so much trading on fear.  Many investors, panicked by round-the-clock coverage of increasingly bad markets, dumped assets in record numbers and helped drive the market decline.

An example is our position in American EuroPacific Growth Fund which we purchased in 2005 at $39.83 a share.  At the end of 2007, its share price had increased to $52.25, and we expected this well-known “blue chip” fund to continue to grow.  Instead, its share price had dropped to $25.78 by the end of the period.

This scenario was repeated to lesser and greater degrees with all of our equity positions, even the venerable Berkshire Hathaway stock which we thought we had purchased at a bargain in July.

Also considered bargains were the exchange-traded funds we purchased on the way down.  Common sense dictates that if you can buy a fund at a much lower price than your last purchase, it seems reasonable to do so.

Unfortunately, common sense had almost nothing to do with the market climate we just witnessed, and we ended up regretting these purchases.

Lessons we have learned . . .
Just as the Great Depression shaped past generations, this prolonged, painful period will likely change the way many of us view the market.   We may have lost less ground than other funds, but we are acutely aware that every penny drop in our share price represents a decline in our shareholders’ assets.  The goal before us is to be cautious but not paralyzed by fear.  It’s more important than ever to take advantage of every opportunity to regain what we have lost, and we are prepared to do this.

What we have learned most of all is that the vast majority of those who own The Teberg Fund are truly shareholders in the best sense of the word. Many of you have shared in the good times when the task of reporting our performance has been far more enjoyable than today and have continued your ownership during this challenging period.  Congratulations to each of you for remaining invested and committed at a time when investors in many other funds have bailed out in panic.

Those of you who made a first-time investment or added to your accounts during this period also deserve to be commended.  It’s tougher to invest in bad times than in good and we appreciate your decision to join us. We look forward to better times and more positive reports and are committed to the goal of rewarding all of you for your continued confidence.

Sincerely,

Curtis A. Teberg
Portfolio Manager

Past performance does not guarantee future results.
The above discussion is based on the opinions of Curtis A. Teberg, given the current economic environment and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Because the Fund is a “fund of funds,” your cost of investing in the Fund may be higher than your cost of investing directly in the shares of the mutual funds in which the Fund invests.  By investing in the Fund, you will indirectly bear your share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of those funds.  These risks include, but are not limited to, risks involved with non-diversification and investments in smaller capitalization companies and lower rated securities.  The Fund may also commit up to 80% of its assets to high yield funds containing lower rated securities that are subject to a higher risk of default.

Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced and ratings may have been lower.  The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The Dow Jones Industrial Average (Dow) is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.  The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange.  You cannot invest directly in an index.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  The Teberg Fund has never directly held any shares of AIG, Bear Stearns, Ford Motor Co., General Motors Corp., Goldman Sachs, Lehman Brothers, Merrill Lynch, Morgan Stanley, Fannie Mae or Freddie Mac.  References to other mutual funds should not be interpreted as an offer of these securities.

Current and future portfolio holdings are subject to risk.  Please see the Schedule of Investments in this report for a complete list of Fund holdings.

Must be preceded or accompanied by a prospectus.

Distributed by Quasar Distributors, LLC (05/09)

Total Return	One Year	Five Years (Annualized)	Since Inception (Cumulative)	Since Inception (Annualized)
The Teberg Fund (Inception April 1, 2002)	-27.14%	-3.36%	-1.20%	-0.17%
S&P 500® Index	-38.09%	-4.76%	-20.30%	-3.19%
Dow Jones Industrial Average	-35.94%	-3.64%	-13.15%	-1.99%
NASDAQ Composite Index	-32.07%	-4.57%	-15.72%	-2.41%
Total Annual Fund Operating Expenses: 2.91%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-209-1964.

Returns reflect of dividends and capital gains distributions. Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.  It has been a widely followed indicator of the stock market since October 1, 1928.

The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & Small-Cap stocks. The index was developed with a base level of 100 as of February 5, 1971.

The Teberg Fund
EXPENSE EXAMPLE
at March 31, 2009 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/08 – 3/31/09).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 2.50% per the advisory agreement. Although the Fund charges no sales loads, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below. The example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	10/1/08	3/31/09	10/1/08– 3/31/09*
Actual	$1,000.00	$812.90	$10.76
Hypothetical (5% return before expenses)	$1,000.00	$1,013.06	$11.94

*Expenses are equal to the Fund’s annualized expense ratio of 2.38%, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

The Teberg Fund
ALLOCATION OF PORTFOLIO ASSETS
at March 31, 2009 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Teberg Fund
SCHEDULE OF INVESTMENTS
at March 31, 2009

Shares		Value
	COMMON STOCKS - 1.67%
5	Berkshire Hathaway, Inc. - Class A*	$433,500
	TOTAL COMMON STOCKS (Cost $590,955)	433,500

	EQUITY FUNDS - 8.84%
1,673	American EuroPacific Growth Fund - Class A	43,131
18,950	Brandywine Fund*	354,932
4,054	Dodge & Cox Stock Fund	255,006
3,664	FPA Capital Fund	74,207
4,957	Gamco Global Telecommunications Fund - Class AAA	66,874
27,549	Keeley Small Cap Value Fund - Class A*	361,720
4,385	Legg Mason Partners Aggressive Growth Fund - Class A*	274,338
3,247	Mairs & Power Growth Fund	146,077
14,946	MFS Mid Cap Growth Fund - Class A*	72,041
14,495	Nicholas Applegate Growth Equity Fund - Class A*	103,346
3,456	The Parnassus Fund	80,529
11,664	Seligman Communications & Information Fund - Class A*	311,896
3,518	Vanguard Energy Fund - Investor Class	147,145
	TOTAL EQUITY FUNDS (Cost $3,673,910)	2,291,242

	EXCHANGE TRADED FUNDS - 15.88%
71,649	Direxionshares Financial Bull 3X Shares	396,219
3,429	Direxionshares Small Cap Bull 3X Shares	60,179
56,492	Ultra Dow30 ProShares	1,317,393
39,638	Ultra Financials ProShares	103,455
29,745	Ultra QQQ ProShares	803,412
55,395	Ultra Real Estate ProShares	135,718
28,260	Ultra Russell2000 ProShares	385,749
27,533	Ultra S&P500 ProShares	543,226
16,533	Ultra Technology ProShares	371,497
	TOTAL EXCHANGE TRADED FUNDS (Cost $9,273,457)	4,116,848

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2009

Shares		Value
	FIXED INCOME FUNDS - 69.70%
5,070	American Century Target Maturities Trust
	Series 2010 Fund - Investor Class	$531,561
1,969	American Century Target Maturities Trust
	Series 2020 Fund - Investor Class	145,744
1,183,895	BlackRock High Income Fund - Class I	3,634,558
1,012,309	DWS High Income Fund - Institutional Class	3,644,314
917,728	Eaton Vance Income Fund of Boston - Class I	3,680,089
2,120,901	Franklin Income Fund - Class A	3,287,396
1,534,666	John Hancock High Yield Fund - Class A	3,146,064
	TOTAL FIXED INCOME FUNDS (Cost $18,685,492)	18,069,726

	MONEY MARKET FUNDS - 4.08%
1,057,077	Fidelity Institutional Money Market Portfolio	1,057,077
	TOTAL MONEY MARKET FUNDS (Cost $1,057,077)	1,057,077
	Total Investments (Cost $33,280,891) - 100.17%	25,968,393
	Liabilities in Excess of Other Assets - (0.17)%	(44,200)
	NET ASSETS - 100.00%	$25,924,193

* Non-income producing security.

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
STATEMENT OF ASSETS AND LIABILITIES
at March 31, 2009

ASSETS
Investments in securities, at value
(identified cost $33,280,891)	$25,968,393
Receivables
Dividends and interest receivable	35,346
Prepaid expenses	3,566
Total assets	26,007,305

LIABILITIES
Payables
Fund shares redeemed	1,200
Due to advisor	31,882
Audit fees	18,200
Distribution fees	5,314
Administration fees	4,251
Transfer agent fees and expenses	6,847
Fund accounting fees	6,735
Legal fees	3,587
Chief Compliance Officer fee	1,144
Custodian fees	2,373
Accrued other expenses	1,579
Total liabilities	83,112
NET ASSETS	$25,924,193

Net asset value, offering and redemption price per share
[$25,924,193 / 3,634,620 shares outstanding;
unlimited number of shares (par value $0.01) authorized]	$7.13

COMPONENTS OF NET ASSETS
Paid-in capital	$37,246,966
Undistributed net investment income	431,499
Accumulated net realized loss on investments	(4,441,774)
Net unrealized depreciation on investments	(7,312,498)
NET ASSETS	$25,924,193

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2009

INVESTMENT INCOME
Income
Dividends	$930,414
Interest	314,567
Total income	1,244,981

Expenses
Advisory fees (Note 3)	469,180
Distribution fees (Note 4)	78,197
Administration fees (Note 3)	62,557
Transfer agent fees and expenses (Note 3)	27,539
Fund accounting fees (Note 3)	25,825
Audit fees	18,200
Legal fees	16,072
Trustee fees	7,573
Custody fees (Note 3)	7,057
Chief Compliance Officer fee (Note 3)	6,453
Insurance fees	4,337
Registration fees	3,767
Shareholder reporting	3,578
Other	2,247
Total expenses	732,582
Less: expenses reimbursed by Advisor (Note 3)	(7,019)
Net expenses	725,563
Net investment income	519,418

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on security transactions	(3,764,877)
Capital gain distributions from regulated investment companies	61,438
Net change in unrealized depreciation on investments	(6,635,669)
Net realized and unrealized loss on investments	(10,339,108)
Net Decrease in Net Assets Resulting from Operations	$(9,819,690)

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2009	March 31, 2008
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$519,418	$882,049
Net realized gain/(loss) on security transactions ...	(3,764,877)	381,489
Capital gain distributions from regulated
investment companies	61,438	796,919
Net change in unrealized depreciation
on investments	(6,635,669)	(2,797,040)
Net decrease in net assets resulting
from operations	(9,819,690)	(736,583)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(152,112)	(1,088,302)
From net realized gain on security transactions	─	(2,406,707)
	(152,112)	(3,495,009)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	74,097	2,983,476
Total decrease in net assets	(9,897,705)	(1,248,116)

NET ASSETS
Beginning of year	35,821,898	37,070,014
End of year	$25,924,193	$35,821,898

Includes undistributed net investment income of:	$431,499	$64,193

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2009		March 31, 2008
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	214,931	$1,901,445	166,309	$1,830,780
Shares reinvested	20,324	152,022	342,648	3,495,009
Shares redeemed	(240,742)	(1,979,370)	(219,708)	(2,342,313)
Net increase/(decrease)	(5,487)	$74,097	289,249	$2,983,476

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Year Ended March 31,
	2009	2008	2007	2006	2005

Net asset value, beginning of year	$9.84	$11.06	$11.78	$10.83	$10.94
Income from investment operations:
Net investment income (1)	0.14	0.26	0.38	0.13	0.04
Net realized and unrealized gain/(loss) on investments	(2.81)	(0.44)	0.41	1.03	(0.08)
Total from investment operations	(2.67)	(0.18)	0.79	1.16	(0.04)
Less distributions:
From net investment income	(0.04)	(0.32)	(0.35)	(0.13)	(0.06)
From net realized gain on investments	—	(0.72)	(1.16)	(0.08)	(0.01)
Total distributions	(0.04)	(1.04)	(1.51)	(0.21)	(0.07)

Net asset value, end of year	$7.13	$9.84	$11.06	$11.78	$10.83

Total return	-27.14%	-1.94%	6.81%	10.79%	-0.32%

Ratios/supplemental data:
Net assets, end of year (thousands)	$25,924	$35,822	$37,070	$34,600	$32,541
Ratio of expenses to average net assets: (2)
Before expense reimbursement/recoupment	2.34%	2.32%	2.29%	2.33%	2.31%
After expense reimbursement/recoupment	2.32%	2.25%	2.21%	2.25%	2.23%
Ratio of net investment income to average net assets: (2)
Before expense reimbursement/recoupment	1.64%	2.27%	3.15%	1.08%	0.38%
After expense reimbursement/recoupment	1.66%	2.34%	3.23%	1.16%	0.46%
Portfolio turnover rate	183.32%	198.92%	150.86%	113.59%	150.50%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
NOTES TO FINANCIAL STATEMENTS
at March 31, 2009

NOTE 1 - ORGANIZATION

The Teberg Fund (the “Fund”) is a non-diversified Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  The Fund began operations on April 1, 2002.  The investment objective of the Fund is to maximize total return (capital appreciation plus income).

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation: Investments are valued at the respective net asset value per share (“NAV”) of each underlying fund, determined at the close of the New York Stock Exchange (generally 3:00 p.m. central time) on the valuation date.  When the Fund is unable to receive an NAV from an underlying fund, shares of the underlying fund will be valued at its fair market value as determined in good faith by the Advisor and the Trust’s Valuation Committee.  Most underlying fund securities are valued primarily on the basis of current market quotations or on the basis of information furnished by a pricing service.  Certain short-term securities are valued on the basis of amortized cost.  If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security held by an underlying fund, or if the value of a security held by an underlying fund has been materially affected by events occurring after the close of the applicable exchange or market on which the security is principally traded, that security may be valued at its fair market value as determined in good faith in accordance with procedures approved by the underlying funds’ Boards of Trustees.

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective with the beginning of the Fund’s fiscal year.  SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.  See Note 7 – Summary of Fair Value Exposure for more information.

The Teberg Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
at March 31, 2009

B.
Federal Income Taxes:   It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  As of March 31, 2009, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  Generally, tax authorities can examine all tax returns filed for the last three years.

C.
Security Transactions, Dividends and Distributions : Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.   The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent such amounts are reclassified with the capital accounts based on their Federal tax treatment.

D.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

The Teberg Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
at March 31, 2009

F.
New Accounting Pronouncement: In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008.  SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  Management is currently evaluating the implications of SFAS 161.  The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended March 31, 2009, First Associated Investment Advisors, Inc. (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.50% based upon the average daily net assets of the Fund. For the year ended March 31, 2009, the Fund incurred $469,180 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 2.50% of average daily net assets.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund’s operations.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  There were no expenses subject to recapture pursuant to the aforementioned conditions at March 31, 2009.  For the year ended March 31, 2009, the Advisor waived $7,019 in 12b-1 fees received from underlying funds that were purchased through a broker.  The 12b-1 fees received by the Fund are included in the expense reimbursement in the Statement of Operations.

The Teberg Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
at March 31, 2009

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  For the year ended March 31, 2009, the Fund incurred $62,557 in administration fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.  For the year ended March 31, 2009, the Fund incurred $25,825, $18,080, and $7,057 in fund accounting, transfer agency, and custody fees, respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.

For the year ended March 31, 2009, the Fund was allocated $6,453 of the Chief Compliance Officer fee.

NOTE 4 – DISTRIBUTION FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Fund’s average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund.  Payments made pursuant to the Plan will represent compensation for distribution and services activities, not reimbursements for specific expenses incurred.  Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as “Distribution Coordinator”.  For the year ended March 31, 2009, the Fund paid the Distribution Coordinator $78,197.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended March 31, 2009, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $53,296,783 and $33,275,196, respectively.

The Teberg Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
at March 31, 2009

NOTE 6– LINE OF CREDIT

The Teberg Fund has a line of credit in the amount of $11,400,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the year ended March 31, 2009, the Fund did not draw upon the line of credit.

NOTE 7– SUMMARY OF FAIR VALUE EXPOSURE

Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 - Other significant securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2009:

		Fair Value Measurements at Reporting Date Using
		Quoted Prices in	Significant	Significant
		Active Markets for	Other Observable	Unobservable
		Identical Assets	Inputs	Inputs
Description	Total	(Level 1)	(Level 2)	(Level 3)
Assets:
Securities	$25,968,393	$25,968,393	$─	$─
Total	$25,968,393	$25,968,393	$─	$─

The Teberg Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
at March 31, 2009

NOTE 8– DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 were as follows:

	2009	2008
Ordinary income	$152,112	$2,551,560
Long-term capital gains	—	943,449

As of March 31, 2009, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$33,332,888

Gross tax unrealized appreciation	365,544
Gross tax unrealized depreciation	(7,730,039)
Net tax unrealized depreciation	(7,364,495)

Undistributed ordinary income	431,499
Undistributed long-term capital gain	─
Total distributable earnings	431,499

Other accumulated gains/(losses)	(4,389,777)
Total accumulated earnings/(losses)	$(11,322,773)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales adjustments.

At March 31, 2009, the Fund deferred, on a tax-basis, post-October losses of $2,342,537.

At March 31, 2009, the Fund had a capital loss carry forward of $2,047,240, which expires in 2017.

The Teberg Fund
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
The Teberg Fund

We have audited the accompanying statement of assets and liabilities of The Teberg Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of March 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.   These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Teberg Fund as of March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
May 20, 2009

The Teberg Fund
NOTICE TO SHAREHOLDERS
at March 31, 2009 (Unaudited)

For the year ended March 31, 2009, The Teberg Fund designated $152,112 as ordinary income for purposes of the dividends paid deduction.

For the year ended March 31, 2009, certain dividends paid by The Teberg Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income was 87.87%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended March 31, 2009 was 91.00%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-866-209-1964 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of The Teberg Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2008

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2008 is available without charge, upon request, by calling 1-866-209-1964.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available by calling 1-866-209-1964.

The Teberg Fund
BOARD REVIEW OF ADVISORY AGREEMENT

At a meeting held on December 11, 2008, the Board, including the persons who are Independent Trustees as defined under the Investment Company Act, considered and approved the continuance of the Advisory Agreement for The Teberg Fund with the Advisor for another annual term.  Prior to this meeting, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
THE FUND’S HISTORICAL YEAR-TO-DATE PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of October 31, 2008 on both an absolute basis, and in comparison to its peer funds as classified by Lipper.

The Teberg Fund
BOARD REVIEW OF ADVISORY AGREEMENT (Continued)

The Board noted that the Fund’s performance was above its peer group median and averages for the year-to-date and one-year returns, though the Fund’s performance was below its peer group median and averages for the three-year and five-year returns.  In analyzing this performance, the Board also took into consideration the Advisor’s investment strategy for the Fund as an unaffiliated fund-of-funds.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 2.50% (the “Expense Cap”) and that for the most recent fiscal period the Fund’s actual expense ratio was 2.32%.  In addition to the contractual Expense Cap, the Board noted that the Advisor has voluntarily agreed to reduce its fee in an amount equal to a portion of Rule 12b-1 fees received by an affiliated broker from transactions involving the Fund.  Additionally, the Board noted that the Fund’s total expense ratio and contractual advisory fee were substantially above the peer group median and average, though the contractual advisory fee was less than the fees charged by the Advisor to its other investment management clients.  The Board noted that the Fund was of much smaller size than the average funds in its peer group.  The Board determined to continue to monitor the Fund’s expenses closely.

4.
ECONOMIES OF SCALE.  The Board also considered that economies of scale would be expected to be realized as the assets of the Fund grow.  The Board further noted that the Advisor has contractually agreed to reduce its advisory fees or pay for Fund expenses so that the Fund does not exceed a specified expense limitation.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

The Teberg Fund
BOARD REVIEW OF ADVISORY AGREEMENT (Continued)

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, particularly benefits received in exchange for Rule 12b-1 fees.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for The Teberg Fund, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for The Teberg Fund would be in the best interest of the Fund and its shareholders.

The Teberg Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES (1)
Name, Age Address Term of Office and Length of Time Served Principal Occupation During the Past Five Years Other Directorships Held	Position with the Trust	Number of Portfolios in Fund Complex Overseen by Trustees (2)

Michael D. LeRoy (age 61, dob 8/14/1947)	Trustee	1
615 E. Michigan Street
Milwaukee, WI 53202
Indefinite term since December 2008.
President, Crown Capital Advisors, LLC (financial consulting firm) (2000 to present).
Chairman, B.B. Funds (1 portfolio); Director, Wedbush Bank.

Donald E. O’Connor (age 72, dob 6/18/1936)	Trustee	1
615 E. Michigan Street
Milwaukee, WI 53202
Indefinite term since February 1997.
Retired; former Financial Consultant and former Executive Vice President and Chief
Operating Officer of ICI Mutual Insurance Company (until January 1997).
Trustee, The Forward Funds (31 portfolios).

George J. Rebhan (age 74, dob 7/10/1934)	Trustee	1
615 E. Michigan Street
Milwaukee, WI 53202
Indefinite term since May 2002.
Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) (1985 to 1993).
Trustee, E*TRADE Funds (1 portfolio).

George T. Wofford (age 69, dob 10/8/1939)	Trustee	1
615 E. Michigan Street
Milwaukee, WI 53202
Indefinite term since February 1997.
Retired; formerly Senior Vice President, Federal Home Loan Bank of San Francisco.
None.

The Teberg Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)
(Continued)

INTERESTED TRUSTEE
Name, Age Address Position with the Trust Term of Office and Length of Time Served Principal Occupation During the Past Five Years Other Directorships Held

Joe D. Redwine(3) (age 61, dob 7/9/1947)
615 E. Michigan Street
Milwaukee, WI 53202
Interested Trustee
Indefinite term since September 2008.
President, CEO, U.S. Bancorp Fund Services, LLC since May 1991.
None.

OFFICERS
Name, Age
Address
Position with the Trust
Term of Office and Length of Time Served
Principal Occupation During the Past Five Years

Joe D. Redwine (age 61, dob 7/9/1947)
615 E. Michigan Street
Milwaukee, WI 53202
Chairman and Chief Executive Officer
Indefinite term since September 2007.
President, CEO, U.S. Bancorp Fund Services, LLC since May 1991.

Douglas G. Hess (age 41, dob 7/19/1967)
615 E. Michigan Street
Milwaukee, WI 53202
President and Principal Executive Officer
Indefinite term since June 2003.
Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC since
March 1997.

Cheryl L. King (age 47, dob 8/27/1961)
615 E. Michigan Street
Milwaukee, WI 53202
Treasurer and Principal Financial Officer
Indefinite term since December 2007.
Assistant Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC
since October 1998.

The Teberg Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)
(Continued)

Robert M. Slotky (age 61, dob 6/17/1947)
2020 E. Financial Way
Glendora, CA 91741
Vice President, Chief Compliance Officer,
AML Officer
Indefinite term since September 2004.
Indefinite term since June 2007.
Senior Vice President, U.S. Bancorp Fund Services, LLC since July 2001; Senior Vice
President, Investment Company Administration, LLC (May 1997 to July 2001).

Jeanine M. Bajczyk, Esq. (age 43, dob 4/16/1965)
615 E. Michigan Street
Milwaukee, WI 53202
Secretary
Indefinite term since June 2007.
Vice President and Counsel, U.S. Bancorp Fund Services, LLC, since May 2006; Senior
Counsel, Wells Fargo Funds Management, LLC, May 2005 to May 2006; Senior Counsel,
Strong Financial Corporation, January 2002 to April 2005.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-866-209-1964.

Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-209-1964 to request individual copies of these documents.  Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

THIS PAGE IS NOT A PART OF THE ANNUAL REPORT

Advisor
First Associated Investment Advisors, Inc.
5161 Miller Trunk Highway
Duluth, MN 55811

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(866) 209-1964

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, NY 10022-3205

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 1-866-209-1964.

THE TEBERG FUND

The cover photo entitled *Superior Storm* was taken by self-taught photographer, Travis J. Novitsky, of Grand Portage, Minnesota. We chose this dramatic shot to depict the volatile market witnessed during this reporting period.

The Teberg Fund
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Michael D. LeRoy is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2009	FYE 3/31/2008
Audit Fees	$15,500	$14,700
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2009	FYE 3/31/2008
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2009	FYE 3/31/2008
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Advisors Series Trust

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date    6/2/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date    6/2/09

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date    6/2/09

* Print the name and title of each signing officer under his or her signature.